UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024 (October 22, 2024)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 22, 2024, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and nine months ended September 30, 2024. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Core non-interest expense:
Total non-interest expense	$66,090	$68,758	$71,696	$203,313	$198,798
Less: acquisition-related expenses	(662)	—	4,434	(746)	15,694
Less: pension settlement charges	—	—	2,424	—	2,424
Add: COVID -19 Employee Retention Credit	—	—	—	—	548
Core non-interest expense	$66,752	$68,758	$64,838	$204,059	$181,228

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Efficiency ratio:
Total non-interest expense	$66,090	$68,758	$71,696	$203,313	$198,798
Less: amortization of other intangible assets	2,786	2,787	3,280	8,361	7,951
Adjusted total non-interest expense	63,304	65,971	68,416	194,952	190,847

Total non-interest income	24,794	23,704	23,204	74,277	63,279
Less: net loss on investment securities	(74)	(353)	(7)	(428)	(2,108)
Less: net loss on asset disposals and other transactions	(795)	(428)	(307)	(1,564)	(2,218)
Total non-interest income, excluding net gains and losses	25,663	24,485	23,518	76,269	67,605

Net interest income	88,912	86,613	93,274	262,165	251,005
Add: fully tax-equivalent adjustment (a)	318	352	391	1,022	1,140
Net interest income on a fully tax-equivalent basis	89,230	86,965	93,665	263,187	252,145

Adjusted revenue	$114,893	$111,450	$117,183	$339,456	$319,750

Efficiency ratio	55.10%	59.19%	58.38%	57.43%	59.69%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$66,752	$68,758	$64,838	$204,059	$181,228
Less: amortization of other intangible assets	2,786	2,787	3,280	8,361	7,951
Adjusted core non-interest expense	63,966	65,971	61,558	195,698	173,277

Adjusted revenue	$114,893	$111,450	$117,183	$339,456	$319,750

Efficiency ratio adjusted for non-core items	55.67%	59.19%	52.53%	57.65%	54.19%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands, except per share data)	2024	2024	2024	2023	2023

Tangible equity:
Total stockholders' equity	$1,124,972	$1,077,833	$1,062,002	$1,053,534	$993,219
Less: goodwill and other intangible assets	403,922	406,417	409,285	412,172	408,494
Tangible equity	$721,050	$671,416	$652,717	$641,362	$584,725

Tangible assets:
Total assets	$9,140,471	$9,226,461	$9,270,774	$9,157,382	$8,942,534
Less: goodwill and other intangible assets	403,922	406,417	409,285	412,172	408,494
Tangible assets	$8,736,549	$8,820,044	$8,861,489	$8,745,210	$8,534,040

Tangible book value per common share:
Tangible equity	$721,050	$671,416	$652,717	$641,362	$584,725
Common shares outstanding	35,538,607	35,498,977	35,486,234	35,314,745	35,395,990

Tangible book value per common share	$20.29	$18.91	$18.39	$18.16	$16.52

Tangible equity to tangible assets ratio:
Tangible equity	$721,050	$671,416	$652,717	$641,362	$584,725
Tangible assets	$8,736,549	$8,820,044	$8,861,489	$8,745,210	$8,534,040

Tangible equity to tangible assets	8.25%	7.61%	7.37%	7.33%	6.85%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Pre-provision net revenue:
Income before income taxes	$40,881	$35,876	$40,729	$114,609	$101,597
Add: provision for credit losses	6,735	5,683	4,053	18,520	13,889
Add: loss on OREO	2	—	1	2	1,623
Add: loss on investment securities	74	353	7	428	2,108
Add: loss on other assets	764	397	283	1,470	557
Add: loss on other transactions	28	31	23	92	38
Pre-provision net revenue	$48,484	$42,340	$45,096	$135,121	$119,812

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income adjusted for non-core items:
Net income	$31,684	$29,007	$31,882	$90,275	$79,538
Add: net loss on investment securities	74	353	7	428	2,108
Less: tax effect of net loss on investment securities (a)	16	74	2	90	443
Add: net loss on asset disposals and other transactions	795	428	307	1,564	2,218
Less: tax effect of net loss on asset disposals and other transactions (a)	167	90	65	328	466
Add: acquisition-related expenses	(662)	—	4,434	(746)	15,694
Less: tax effect of acquisition-related expenses (a)	(139)	—	931	(157)	3,296
Less: COVID -19 Employee Retention Credit	—	—	—	—	548
Add: tax effect of COVID -19 Employee Retention Credit	—	—	—	—	115
Net income adjusted for non-core items	$31,847	$29,624	$37,547	$91,260	$96,835

Days in the period	92	91	92	274	273
Days in the year	366	366	365	366	365
Annualized net income	$126,047	$116,666	$126,488	$120,586	$106,342
Annualized net income adjusted for non-core items	$126,696	$119,147	$148,964	$121,902	$129,468
Return on average assets:
Annualized net income	$126,047	$116,666	$126,488	$120,586	$106,342
Total average assets	$9,142,752	$9,180,454	$8,806,409	$9,115,054	$8,120,885
Return on average assets	1.38%	1.27%	1.44%	1.32%	1.31%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$126,696	$119,147	$148,964	$121,902	$129,468
Total average assets	$9,142,752	$9,180,454	$8,806,409	$9,115,054	$8,120,885
Return on average assets adjusted for non-core items	1.39%	1.30%	1.69%	1.34%	1.59%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income excluding amortization of other intangible assets:
Net income	$31,684	$29,007	$31,882	$90,275	$79,538
Add: amortization of other intangible assets	2,786	2,787	3,280	8,361	7,951
Less: tax effect of amortization of other intangible assets (a)	585	585	689	1,756	1,670
Net income excluding amortization of other intangible assets	$33,885	$31,209	$34,473	$96,880	$85,819

Days in the period	92	91	92	274	273
Days in the year	366	366	365	366	365
Annualized net income	$126,047	$116,666	$126,488	$120,586	$106,342
Annualized net income excluding amortization of other intangible assets	$134,803	$125,522	$136,768	$129,409	$114,740

Average tangible equity:
Total average stockholders' equity	$1,099,758	$1,061,454	$1,004,858	$1,071,434	$919,998
Less: average goodwill and other intangible assets	405,022	407,864	411,229	407,858	374,924
Average tangible equity	$694,736	$653,590	$593,629	$663,576	$545,074

Return on average stockholders' equity ratio:
Annualized net income	$126,047	$116,666	$126,488	$120,586	$106,342
Average stockholders' equity	$1,099,758	$1,061,454	$1,004,858	$1,071,434	$919,998

Return on average stockholders' equity	11.46%	10.99%	12.59%	11.25%	11.56%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$134,803	$125,522	$136,768	$129,409	$114,740
Average tangible equity	$694,736	$653,590	$593,629	$663,576	$545,074

Return on average tangible equity	19.40%	19.21%	23.04%	19.50%	21.05%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 22, 2024 to discuss results of operations for the quarter and nine months ended September 30, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 28, 2024	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer